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                                                                    Exhibit 23.2

                       Consent of Independent Accountants

We consent to the inclusion in this registration statement on Form S-1 of our report dated March 25, 1998 on our audit of the financial statements of ALLUR-DETROIT, INC. We also consent to the reference to our firm under the caption "Experts".


By: /s/  Mitchell & Titus,  L.L.P.


Mitchell & Titus,  L.L.P.
Washington, DC
October 25, 1999